Exhibit 10.1

IMAGE METRICS

FORM OF SUBSCRIPTION DOCUMENTS AND INSTRUCTIONS

INSTRUCTIONS

The following documents must be completed in accordance with the instructions set forth below and must be executed in order to determine whether you are an accredited investor and, if accredited, in order to subscribe for the purchase of units (“Units”), each unit consisting of one share of Series A Convertible Preferred Stock (“Preferred Stock”), and a detachable warrant to purchase one-half share of Common Stock (“Warrants”), of a publicly-traded company which will, by an exchange offer, acquire all of the outstanding ordinary and preferred shares and business of Image Metrics Limited, a corporation organized under the laws of England and Wales.

PLEASE PRINT THE ANSWERS TO ALL QUESTIONS.

1.            Enclosed are the Following Documents:

(a)          Subscription Agreement. Be sure to carefully and fully read the Subscription Agreement, and execute the signature page which is applicable to you. On the appropriate signature page of the Subscription Agreement, the Subscriber must sign, print his, her or its name, address and social security or tax identification number where indicated, and indicate the number of Units subscribed for, the date of execution and the manner in which title to the Preferred Stock and Warrants will be held.

(b)          Investor Questionnaire. Be sure to carefully and fully read the Investor Questionnaire, which can be found after the signature pages to the Subscription Agreement. On the signature page of the Investor Questionnaire, the Subscriber must sign and print his, her or its name where indicated.

A PROSPECTIVE SUBSCRIBER MUST BE SURE TO CAREFULLY AND FULLY READ THE ACCOMPANYING CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM PRIOR TO RETURNING THE SIGNED SUBSCRIPTION DOCUMENTS.

2.            Payment.

Payment of the purchase price may be made by check payable to “Signature Bank, as Escrow Agent for Image Metrics,” or by wire transfer of immediately available funds, contemporaneously with the execution and delivery of the Subscription Agreement, to Signature Bank as follows:

Wire Transfer Instructions for Escrow Account

Signature Bank
261 Madison Avenue
New York, New York 10016
ABA # 026-013-576
Account # ______________
For credit to: Signature Bank, as Escrow Agent for Image Metrics

3.            Return of Documents and Checks.

Copies of the signed Subscription Agreement and Investor Questionnaire, and checks if payment is being made by check, should be delivered to either of the following Placement Agents:

Broadband Capital		Joseph Gunnar & Co.,
Management LLC		LLC
712 Fifth Avenue		30 Broad Street, 11th Floor
New York, New York 10019		New York, New York
Phone: (212) 277-5301		10004
Phone: (212) 440-9650
Michael Rapp
Chairman		Stephen A. Stein
mrapp@broadbandcapital.com		President
sstein@jgunnar.com

*	*	*

NAME OF SUBSCRIBER:_____________________________

To:         Image Metrics
1918 Main Street, 2nd Floor
Santa Monica, California 90405

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to you in connection with your investment in a publicly-traded company, which will subsequently change its name to Image Metrics, Inc. (“Pubco”), and the concurrent acquisition by exchange offer (the “Exchange Offer”) by Pubco of all of the outstanding ordinary and preferred shares of Image Metrics Limited, a private company incorporated in England and Wales. Broadband Capital Management LLC and Joseph Gunnar & Co., LLC (together, the “Placement Agents”) shall serve as co-placement agents of Pubco in conducting a private placement (the “Offering”) of units (“Units”), each Unit consisting of (i) one share of Pubco’s Series A Convertible Preferred Stock (“Preferred Stock”), convertible into one share of Pubco’s common stock (“Common Stock”), and (ii) a detachable warrant to purchase one-half share of Common Stock (“Warrants”), at an exercise price of $1.50 per share. The purchase price per Unit is $1.00. The Offering is being conducted on a “best efforts – 8,000,000 Units or none” basis with a maximum of 12,800,000 Units being offered. All funds received in the Offering shall be promptly transmitted to and deposited in a special non-interest bearing escrow account at Signature Bank, New York, New York (the “Escrow Agent”) and, upon completion of the Exchange Offer and the other conditions precedent set forth herein, shall be released from escrow and delivered to Pubco at which time the securities subscribed for as further described below shall be delivered, subject to Section 8 hereof, to you. The Company and the Placement Agents may continue to offer and sell Units and conduct additional closings (each, a “Closing”) for the sale of additional Units after the Initial Closing until the termination of the Offering.

1.            SUBSCRIPTION AND PURCHASE PRICE

1.1           Subscription. Subject to the conditions set forth in Section 2 hereof, the undersigned hereby subscribes for and agrees to purchase the number of Units indicated on page F-10 hereof on the terms and conditions described herein. The minimum number of Units that may be purchased is 50,000. Subscriptions for lesser amounts may be accepted at the sole discretion of Pubco and the Placement Agents.

1.2           Purchase of Securities. The undersigned understands and acknowledges that the purchase price to be remitted to the Placement Agents in exchange for the Units shall be $1.00 per Unit, for an aggregate purchase price as set forth on page 10 hereof (the “Aggregate Purchase Price”).  The undersigned’s delivery of this Agreement to the Placement Agents shall be accompanied by payment for the Units subscribed for hereunder, payable in United States dollars, by check or wire transfer, to “Signature Bank, as Escrow Agent for Image Metrics,” with the undersigned’s delivery of this Agreement to the Placement Agents. The undersigned understands and agrees that, subject to Section 2.1(a) and applicable laws, by executing this Agreement, he, she or it is entering into a binding agreement.

2.            ACCEPTANCE AND CLOSING PROCEDURES

2.1           Acceptance or Rejection.

(a)          The obligation of the undersigned to purchase the Units shall be irrevocable, and the undersigned shall be legally bound to purchase the Units subject to the terms set forth in this Agreement.

(b)          The undersigned understands and agrees that Pubco and the Placement Agents reserve the right to reject this subscription for the Units in whole or part in any order at any time prior to the closing (the “Closing”) of the purchase and sale of the Units for any or no reason, notwithstanding the undersigned’s prior receipt of notice of acceptance of the undersigned’s subscription.

(c)          In the event of rejection of this subscription by Pubco or the Placement Agents in accordance with Section 2.1(b), or the sale of the Units is not consummated by the Placement Agents for any reason, this Agreement and any other agreement entered into between the undersigned and Pubco relating to this subscription shall thereafter have no force or effect, and the Placement Agents shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

2.2          Closing.

Each Closing shall take place at the offices of Greenberg Traurig, LLP, counsel to Pubco, at 200 Park Avenue, 15th Floor, New York, New York 10166, or such other place as determined by the Placement Agents. The Initial Closing shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section 8 below. Each subsequent Closing shall take place at such times as determined by Pubco (each closing date referred to as a “Closing Date”), or such other date as is mutually agreed to by the parties and the undersigned. “Business Day” shall mean from the hours of 9:00 a.m., Eastern time, through 5:00 p.m., Eastern time, of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or London, England are authorized or required to be closed.

3.            INVESTOR’S REPRESENTATIONS AND WARRANTIES

The undersigned hereby acknowledges, agrees with and represents and warrants to Pubco and the Placement Agents, as follows:

3.1       The undersigned has full right, power and authority, without the necessity of any consent or approval of any other person or entity, to enter into and perform his, her or its obligations under this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes the undersigned’s valid, legal and binding obligation, enforceable against the undersigned in accordance with its terms. The performance of the undersigned’s obligations hereunder will not constitute a breach or violation of, or conflict with, any agreement, commitment or other obligation to which the undersigned is a party or by which the undersigned is bound.

3.2       The undersigned acknowledges his, her or its understanding that the offering and sale of the Units is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the undersigned represents and warrants to Pubco and the Placement Agents as follows:

(a)          The undersigned realizes that the basis for the exemption from registration may not be available if, notwithstanding the undersigned’s representations contained herein, the undersigned is merely acquiring the Units for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise.  The undersigned does not have any such intention;

(b)          The undersigned is acquiring the Units solely for the undersigned’s own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the shares of Preferred Stock, or shares of Common Stock into which the Preferred Stock is convertible and the Warrants are exercisable;

(c)          The undersigned has the financial ability to bear the economic risk of his, her or its investment, has adequate means for providing for his, her or its current needs and contingencies, and has no need for liquidity with respect to the investment in Pubco;

(d)          The undersigned and the undersigned’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received the Confidential Private Placement Memorandum, dated January 26, 2010, together with all appendices thereto (as such documents may be amended or supplemented, the “Memorandum”), relating to the private placement by Pubco of the Units, and all other documents requested by the undersigned or Advisors, if any, have carefully reviewed them and understand the information contained therein, prior to the execution of this Agreement; and

(e)          The undersigned (together with his, her or its Advisors, if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Units.  If other than an individual, the undersigned also represents it has not been organized solely for the purpose of acquiring the Units.

3.3          The information in the Investor Questionnaire completed and executed by the undersigned (the “Investor Questionnaire”) is true and accurate in all respects, and the undersigned is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

3.4          The undersigned is not relying on the Placement Agents or their respective affiliates or sub-agents with respect to economic considerations involved in this investment. The undersigned has relied on the advice of, or has consulted with, only his Advisors. Each Advisor, if any, is capable of evaluating the merits and risks of an investment in the Units as such are described in the Memorandum, and each Advisor, if any, has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Placement Agents or any respective affiliate or sub-agent thereof.

3.5          The undersigned represents, warrants and agrees that he, she or it will not sell or otherwise transfer the Units, the shares of Preferred Stock or Warrants (including such shares of Common Stock into which the Preferred Stock is convertible and Warrants are exercisable, and collectively with the Units, Preferred Stock and Warrants, the “Securities”) without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the undersigned must bear the economic risk of his, her or its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the undersigned is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided herein, Pubco is under no obligation to register the Securities on his, her or its behalf or to assist them in complying with any exemption from registration under the Securities Act or applicable state securities laws.  The undersigned understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

3.6          No representations or warranties have been made to the undersigned by Pubco, Image Metrics Limited or the Placement Agents, or any of their respective officers, employees, agents, sub-agents, affiliates or subsidiaries, other than any representations of Pubco contained herein and in the Memorandum, and in subscribing for Units the undersigned is not relying upon any representations other than those contained herein or in the Memorandum.

3.7          The undersigned understands and acknowledges that his, her or its purchase of the Units is a speculative investment that involves a high degree of risk and the potential loss of their entire investment and has carefully read and considered the matters set forth in the Memorandum and in particular the matters under the caption “Cautionary Language Regarding Forward-Looking Statements and Industry Data” and “Risk Factors” therein, and, in particular, acknowledges that Image Metrics Limited provides facial animation services in the highly competitive interactive entertainment and film industries, and has a limited financial and operating history for purposes of assessing its future financial results, including its ability to ever generate significant revenue or have profits.

3.8          The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Units will not cause such overall commitment to become excessive.

3.9          The undersigned understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for Pubco such Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

3.10        Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Units or the Securities, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any Federal, state or other regulatory authority.

3.11        The undersigned and his, her or its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of Pubco and Image Metrics Limited concerning the offering of the Units and the business, financial condition, results of operations and prospects of Pubco, and all such questions have been answered to the full satisfaction of the undersigned and his, her or its Advisors, if any.

3.12        The undersigned is unaware of, is in no way relying on, and did not become aware of the offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or electronic mail through the Internet, in connection with the offering and sale of the Units and is not subscribing for Units and did not become aware of the offering of the Units through or as a result of any seminar or meeting to which the undersigned was invited by, or any solicitation of a subscription by, a person not previously known to the undersigned in connection with investments in securities generally.

3.13        The undersigned has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby (other than commissions to be paid by Pubco to the Placement Agents, their respective sub-agents or as otherwise described in the Memorandum) and, in turn, to be paid to other selected dealers.

3.14        The undersigned is not relying on Pubco, the Placement Agents or any of their respective employees, agents or sub-agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the undersigned has relied on the advice of, or has consulted with, only his, her or its own Advisors.

3.15        The undersigned acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the future management of Pubco in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by Pubco or its management and should not be relied upon.

3.16        No oral or written representations have been made, or oral or written information furnished, to the undersigned or his, her or its Advisors, if any, in connection with the offering of the Units which are in any way inconsistent with the information contained in the Memorandum.

3.17        The undersigned’s substantive relationship with one or both of the Placement Agents or their respective sub-agents through which the undersigned is subscribing for Units predates such Placement Agent’s or such sub-agent’s contact with the undersigned regarding an investment in the Units.

3.18         The undersigned acknowledges that the foregoing representations, warranties and agreements shall be relied upon by Pubco and the Placement Agents in conducting the Offering and shall survive the Closing.

4.           THE COMPANY’S REPRESENTATIONS AND WARRANTIES

Except as set forth in the Memorandum, the Company (which means each of Image Metrics and Pubco prior to the closing of the Exchange Offer and their respective subsidiaries, if any (as defined in the Memorandum), and the combined entity after giving effect to the closing of the Exchange Offer and their respective subsidiaries, if any) hereby acknowledges, represents and warrants to each of the undersigned, as follows:

4.1          Organization and Qualification.  The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  The Company is not in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company, or (iii) adversely impair the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”).

4.2          Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection herewith. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4.3          No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

4.4           Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other foreign, federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement, other than (a) the filing with the SEC of the Registration Statement and applicable blue sky filings, (b) such as have already been obtained or such exemptive filings as are required to be made under applicable securities laws, (c) such other filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods. Subject to the accuracy of the representations and warranties of each Investor set forth in Section 3 hereof, the Company has taken all action necessary to exempt: (i) the issuance and sale of the Securities, (ii) the issuance of the Common Stock upon conversion of the Preferred Stock and exercise of the Warrants, and (iii) the other transactions contemplated by the transaction documents from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company’s Articles of Incorporation or By-laws that is or could reasonably be expected to become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement.

4.5          Issuance of the Securities. The shares of Preferred Stock are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.  The Warrants have been duly and validly authorized.  Upon the due conversion of the Preferred Stock, the underlying Common Stock will be validly issued, fully paid and non-assessable free and clear of any and all liens, pledges, security interests, encumbrances or other adverse claims or interests of any kind whatsoever (collectively, “Liens”). Upon the due exercise of the Warrants, the underlying Common Stock will be validly issued, fully paid and non-assessable free and clear of all Liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement, the Preferred Stock and the Warrants.

4.6          Capitalization.  The Memorandum accurately sets forth the number of shares of capital stock issued and to be issued by the Company as of the Closing Date. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable state and federal securities law and any rights of third parties. No person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. There are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock, other than in connection with the Exchange Offer and the Company’s stock option plans. The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. There are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. No person has the right to require the Company to register any securities of the Company under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other person.

4.7          SEC Reports; Financial Statements.  Pubco has filed all reports and registration statements required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports” and, together with the Memorandum, the “Disclosure Materials”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved in the United States (“GAAP”), except as may be otherwise specified in such financial statements or the Securities thereto and except that unaudited financial statements may not contain all footnotes required by United States GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The financial statements of Image Metrics included in the Memorandum have been prepared in accordance with United States GAAP, except as may be otherwise specified in such financial statements or the Securities thereto and except that unaudited financial statements may not contain all footnotes required by United States GAAP, and fairly present in all material respects the financial position of Image Metrics and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

4.8          Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which: (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any director or officer thereof is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

4.9          Labor Relations.  The Company is not a party to or bound by any collective bargaining agreements or other agreements with labor organizations. The Company has not violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees’ health, safety, welfare, wages and hours. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

4.10        Compliance.  The Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), or has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or Governmental Body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not have or reasonably be expected to result in a Material Adverse Effect.

4.11        Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports and the Memorandum, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

4.12        Title to Assets. The Company has good and marketable title in fee simple to all real property owned by it that is material to the business of the Company and good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases of which the Company is in compliance.

4.13        Material Contracts.

(a)          The Company has not violated or breached, or committed any default under, any agreement, contract or instrument which it has entered into and is material to it in its business (collectively, the “Material Contracts”) in any material respect, and, to the Company’s knowledge, no other person has violated or breached, or committed any default under any Material Contract, except for violations, breaches of defaults which would not have a Material Adverse Effect; and

(b)          To the Company's knowledge, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or would reasonably be expected to: (A) result in a material violation or breach of any of the provisions of any Material Contract, (B) give any person the right to declare a default or exercise any remedy under any Material Contract, (C) give any person the right to accelerate the maturity or performance of any Material Contract or (D) give any person the right to cancel, terminate or modify any Material Contract, except, in each case, as would not have a Material Adverse Effect.

4.14        Taxes.

(a)          The Company has timely and properly filed all applicable local, state, federal and foreign tax returns required to be filed by it for all years and periods (and portions thereof) for which any such tax returns were due, except where the failure to so file would not have a Material Adverse Effect. All such filed tax returns are accurate in all material respects. The Company has timely paid all applicable local, state, federal and foreign taxes due and payable (whether or not shown on filed tax returns), except where the failure to so pay would not have a Material Adverse Effect.  There are no pending assessments, asserted deficiencies or claims for additional local, state, federal and foreign taxes that have not been paid. The reserves for taxes, if any, reflected in the SEC Reports or in the Memorandum are adequate, and there are no Liens for taxes on any property or assets of the Company (other than Liens for taxes not yet due and payable). There have been no audits or examinations of any tax returns by any Governmental Body, and the Company has not received any notice that such audit or examination is pending or contemplated. No claim has been made by any governmental or regulatory authority, agency or commission (a “Governmental Body”) in a jurisdiction where the Company does not file tax returns that it is or may be subject to taxation by that jurisdiction. To the knowledge of the Company, no state of facts exists or has existed which would constitute grounds for the assessment of any penalty or any further tax liability beyond that shown on the respective tax returns. There are no outstanding agreements or waivers extending the statutory period of limitation for the assessment or collection of any tax.

(b)          The Company is not a party to any tax-sharing agreement or similar arrangement with any other person.

(c)          The Company has made all necessary disclosures required by Treasury Regulation Section 1.6011-4.  The Company has not been a participant in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b).

(d)          No payment or benefit paid or provided, or to be paid or provided, to current or former employees, directors or other service providers of the Company will fail to be deductible for federal income tax purposes under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”).

4.15        Employees.

(a)          The Company is not party to any collective bargaining agreements and, to the Company’s knowledge, there are no attempts to organize the employees of the Company.

(b)          Each person who performs services for the Company has been, and is, properly classified by the Company as an employee or an independent contractor.

(c)          To the Company's knowledge, no employee or advisor of the Company is or is alleged to be in violation of any term of any employment contract, disclosure agreement, proprietary information and inventions agreement or any other contract or agreement or any restrictive covenant or any other common law obligation to a former employer relating to the right of any such employee to be employed by the Company because of the nature of the business conducted or to be conducted by the Company or to the use of trade secrets or proprietary information of others, and the employment of the employees of the Company does not subject the Company or the Company's stockholders to any liability.  There is neither pending nor, to the Company's knowledge, threatened any actions, suits, proceedings or claims, or, to the Company’s knowledge, any basis therefor or threat thereof with respect to any contract, agreement, covenant or obligation referred to in the preceding sentence.

4.16        Patents and Trademarks. To the knowledge of the Company, the Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with its business as described in the Memorandum and which the failure to so have could have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a written notice that the Intellectual Property Rights used by the Company violates or infringes upon the rights of any person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable.  The Company has taken reasonable steps to protect the Company’s rights in its Intellectual Property Rights and confidential information (the “Confidential Information”).  Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company’s business as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company’s standard forms thereof.  Except under confidentiality obligations, there has been no material disclosure of any of the Company’s Confidential Information to any third party.

4.17          Environmental Matters.  The Company is not in violation of any statute, rule, regulation, decision or order of any Governmental Body relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company’s knowledge, threatened investigation that might lead to such a claim.

4.18          Insurance.  The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which the Company is engaged as described in the Memorandum. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

4.19          Transactions With Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) for other employee benefits, including stock option agreements under any stock option plan of the Company.

4.20          Private Placement. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors as contemplated hereby.  The information contained in the Memorandum is true and correct in all material respects as of its date.

4.21          No Integrated Offering.  Other than in connection with the Exchange Offer, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

4.22          Brokers and Finders. No person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

4.23          No Directed Selling Efforts or General Solicitation.  Neither the Company nor any person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

4.24          Questionable Payments. To the Company’s knowledge, neither the Company nor any of its current or former stockholders, directors, officers, employees, agents or other persons acting on behalf of the Company, has on behalf of the Company or in connection with its business: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

4.25        Related Party Transactions. (a) None of the Company or any of its affiliates, officers, directors, stockholders or employees, or any affiliate of any of such person, has any material interest in any property, real or personal, tangible or intangible, including the Company’s Intellectual Property used in or pertaining to the business of the Company, except for the normal rights of a stockholder, or, to the knowledge of the Company, any supplier, distributor or customer of the Company, (b) there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, employees, affiliates, or, to the Company's knowledge, any affiliate thereof, (c) to the Company’s knowledge, no employee, officer or director of the Company has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company; (d) to the Company’s knowledge, no member of the immediate family of any officer or director of the Company is directly or indirectly interested in any Material Contract or (e) there are no amounts owed (cash and stock) to officers, directors and consultants (salary, bonuses or other forms of compensation).

4.26        Foreign Corrupt Practices Act. None of the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has, directly or indirectly: (a) used any funds, or will use any proceeds from the sale of the Securities, for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) or any members of their respective management which is in violation of any Legal Requirement, or (d) has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder which was applicable to the Company.

4.27        PFIC.  The Company is not, nor intends to become, a “passive foreign investment company” within the meaning of Section 1297 of the Code of 1986.

4.28        OFAC. To the knowledge of the Company, neither the Company nor any director, officer, agent, employee, affiliate or person acting on behalf of the Company, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any of the Company’s subsidiaries, joint venture partner or other person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

5.            COVENANTS

5.1          Registration Rights.

(a)          Pubco shall file a registration statement (the “Registration Statement”) with the SEC covering the resale of the shares of Common Stock into which the Preferred Stock is convertible and the Warrants are exercisable (the “registrable shares”) on or around, but no later than, 90 days after the Closing Date. Pubco shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable after the initial filing, but in any event not later than 270 days after the Closing Date (or 300 days in the event of a full review by the SEC of the Registration Statement), and agrees to use its commercially reasonable best efforts to respond to any SEC comments or questions regarding the Registration Statement on or prior to the date which is 20 business days from the date such comments or questions are received, but in any event not later than 30 business days from the date such comments or questions are received.  Pubco will maintain the effectiveness of the Registration Statement from the date of the effectiveness of the Registration Statement until 18 months after that date; provided, however, that, if at any time or from time to time after the date of effectiveness of the Registration Statement, Pubco notifies the undersigned in writing of the existence of a Potential Material Event (as defined below), the undersigned shall not offer or sell any of the registrable shares, or engage in any other transaction involving or relating to the Securities, from the time of the giving of notice with respect to a Potential Material Event until Pubco notifies the undersigned that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, further that, Pubco may not suspend the right of the undersigned pursuant to this Section 5.1(a) for more than 60 days in the aggregate. “Potential Material Event” means the possession by Pubco of material information regarding a potential transaction not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of Pubco that disclosure of such information in the registration statement would be detrimental to the business and affairs of Pubco.

(b)          If (i) Pubco fails to file the Registration Statement with the SEC on or prior to 90 days after the Closing Date, (ii) Pubco fails to cause the Registration Statement to be declared effective by the SEC on or prior to 270 days (or 300 days in the event of a full review) after the Closing Date or, if earlier, within three days after the SEC states that there will be no review or has no further comments, (iii) Pubco fails to respond to the SEC, within 30 days after receipt, to any questions and comments from the SEC regarding the Registration Statement or (iv) Pubco fails to timely file its periodic reports with the SEC in accordance with the Securities Exchange Act of 1934, as amended, Pubco shall be obligated to pay liquidated damages in cash equal to 2% of the Aggregate Purchase Price of the Units subscribed for by the undersigned for each month (or portion thereof) that the Registration Statement is not so filed, effective or responded to or Pubco fails to satisfy its periodic reporting requirements. Notwithstanding the foregoing, (A) Pubco shall not be obligated to pay to the undersigned pursuant to this paragraph an aggregate liquidated damages amount greater than 12% of the Aggregate Purchase Price of the Units subscribed for by the undersigned and (B) any such liquidated damages may be waived entirely in the event the Board of Directors of Pubco determines that Pubco’s management has exerted its best efforts to cause the registrable shares to be registered within the aforementioned time periods and to remain current in filing its periodic reports.

(c)          Pubco shall notify the undersigned at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of the undersigned, Pubco shall also prepare, file and furnish to the undersigned a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The undersigned agrees not to offer or sell any registrable shares covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

(d)          Pubco may request the undersigned to furnish Pubco such information with respect to the undersigned and the undersigned’s proposed distribution of the registrable shares pursuant to the Registration Statement as Pubco may from time to time reasonably request in writing or as shall be required by law or by the SEC in connection therewith, and the undersigned agrees to furnish Pubco with such information.

(e)          Pubco agrees to bear all SEC registration and filing fees, printing and mailing expenses, and fees and disbursements of counsel and accountants for Pubco.

6.            USE OF PROCEEDS

The net proceeds of the Offering will be used in a manner consistent with the plan described in “Use of Proceeds” in the Memorandum.

7.            INSIDER TRADING PROHIBITION; INDEMNITY

7.1          Until the filing by Pubco of its Current Report on Form 8-K with the SEC describing the Exchange Offer and the Offering, the undersigned hereby agrees to (i) refrain from (a) engaging in any transactions with respect to the capital stock of Pubco or securities exercisable or convertible into or exchangeable for any shares of capital stock of Pubco, and (b) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of Pubco and (ii) indemnify and hold harmless Pubco, the Placement Agents, and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any violation of this Section 7(a) by the undersigned.

7.2          The undersigned, whether in its own capacity or through a representative, agent or affiliate, agrees that it will not enter into or effect any “short sales” of any Securities purchased in the Offering or any hedging, stabilization or other similar transaction, whether on a U.S. domestic exchange or any foreign exchange for a period commencing on the issuance of such Securities and ending one year after the Registration Statement covering the shares of Common Stock issuable upon conversion or exercise of the Securities sold in the Offering has been declared effective by the SEC.

7.3          The undersigned agrees to indemnify and hold harmless Pubco, the Placement Agents, the Escrow Agent and their respective officers and directors, employees, agents, sub-agents, attorneys, accountants and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty (or any omission which results in any representation or warranty being false) by the undersigned, or the undersigned’s breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to Pubco, the Placement Agents, the Escrow Agent and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing in connection with the Offering.

8.           CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

Pubco’s right to accept the subscription of the undersigned is conditioned upon satisfaction of the following conditions precedent on or before the date Pubco accepts such subscription (any or all of which may be waived by the undersigned in his, her or its sole discretion):

8.1          On the Closing Date, no legal, administrative or regulatory action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement.

8.2          The closing of the Exchange Offer (as defined in the introductory paragraph hereof) shall occur concurrently with the initial closing of the Offering.

8.3          The Board of Directors of Pubco shall have approved the issuance of the Preferred Stock and Warrants pursuant to this Agreement in accordance with the applicable laws of the jurisdiction of Pubco’s incorporation and expressly approved the assumption of this Agreement.

8.4          Pubco shall have expressly assumed this Agreement and the other subscription documents in the Offering for a minimum of 8,000,000 Units and shall have indicated such assumption by executing and delivering a counterpart of this executed Agreement and the other subscription documents.

8.5          The representations and warranties of Pubco and Image Metrics contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if made on the Closing Date.

8.6          The Placement Agents shall have agreed to accept such subscription.

9.           NOTICES TO SUBSCRIBERS

9.1          THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

9.2          THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

9.3          THE DISTRIBUTION OF THE MEMORANDUM AND THE OFFER AND SALE OF THE UNITS (AND THE SECURITIES COMPRISING THE UNITS AND THE SECURITIES INTO WHICH THE COMPONENTS OF THE UNITS ARE CONVERTIBLE OR EXERCISABLE) MAY BE RESTRICTED BY LAW IN CERTAIN JURISDICTIONS.  PERSONS INTO WHOSE POSSESSION THE MEMORANDUM COMES MUST INFORM THEMSELVES ABOUT, AND OBSERVE, ANY SUCH RESTRICTIONS. NONE OF PUBCO, IMAGE METRICS OR THE PLACEMENT AGENTS ARE MAKING ANY REPRESENTATION TO THE POTENTIAL INVESTOR OR PURCHASER OF THE UNITS (OR THE SECURITIES COMPRISING THE UNITS OR THE SECURITIES INTO WHICH THE COMPONENTS OF THE UNITS ARE CONVERTIBLE OR EXERCISABLE) REGARDING THE LEGALITY OF ANY INVESTMENT THEREIN BY THE POTENTIAL INVESTOR OR PURCHASER UNDER APPLICABLE LEGAL INVESTMENT OR SIMILAR LAWS.

10.         MISCELLANEOUS PROVISIONS

10.1         Modification. Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

10.2        Survival. The undersigned’s representations and warranties made in this Subscription Agreement shall survive the execution and delivery of this Agreement and the delivery of the Units, Preferred Stock and Warrants.

10.3         Notices.  Any party may send any notice, request, demand, claim or other communication hereunder to the undersigned at the address set forth on the signature page of this Agreement or to Pubco at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

10.4         Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.5         Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and assigns.

10.6         Assignability.  This Agreement is not transferable or assignable by the undersigned.  This Agreement shall be transferable or assignable by the Placement Agents to Pubco.

10.7        Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, applicable to contracts to be performed solely within the state of New York and without giving effect to conflicts of law principles.

ANTI-MONEY LAUNDERING REQUIREMENTS

How big is the problem and
The USA PATRIOT Act	What is money laundering?	why is it important?
The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002, all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

To help you understand theses efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

What are we required to do to eliminate money laundering?
Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transactions and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

PRIVACY POLICIES

It is the policy of each of Broadband Capital Management LLC and Joseph Gunnar & Co., LLC (each, a “Placement Agent” and together, the “Placement Agents”) to respect the privacy of customers who subscribe to transactions placed by the Placement Agents.

Whether its own brokers introduce Customers to the Placement Agents or the introduction was made through Selling Agents (hereinafter referred to as “Subscribers”) non-public personal information is protected by each of the Placement Agents.

Neither of the Placement Agents will disclose any non-public personal information about Subscribers to anyone, except as required or permitted by law and to effect, administer or enforce transactions requested by Subscribers in the ordinary processing, servicing or maintaining their accounts. Furthermore, the Placement Agents do not reserve the right to disclose Subscriber’s non-public personal information in the future without first notifying the Subscriber of a change in privacy policy and providing a convenient opportunity for Subscriber to opt out of information sharing with non-affiliated third parties.

Under the USA PATRIOT Act of 2001 (Public Law 107-56)(together with all rules and regulations promulgated hereunder, the “Patriot Act”), the Placement Agents and/or your broker may be required or requested to disclose to one or more regulatory and/or law enforcement bodies certain information regarding transactions relating to your account involving transactions with foreign entitles and individuals, other transactions in your account as required in the Patriot Act and other activities described in the Patriot Act as “suspicious activities.” Neither the Placement Agents nor your broker shall have any obligation to advise you of any such disclosures or reports made in compliance with the Patriot Act.

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ______ day of ____________2010.

	X $1.00 for each Unit	= $_____________________.
Units subscribed for		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	☐	Individual	7	☐	Trust/Estate/Pension or Profit sharing Plan
					Date Opened:______________

2.	☐	Joint Tenants with Right of	8	☐	As a Custodian for
		Survivorship
					Under the Uniform Gift to Minors Act of the
					State of

3.	☐	Community Property	9.	☐	Married with Separate Property

4.	☐	Tenants in Common	10.	☐	Keogh

5.	☐	Corporation/Partnership/ Limited	11.	☐	Tenants by the Entirety
		Liability Company

6.	☐	IRA

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 18.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 19.

EXECUTION BY NATURAL PERSONS

Exact Name in Which Title is to be Held

Name (Please Print)	Name of Additional Purchaser

Residence: Number and Street	Address of Additional Purchaser

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Telephone Number	Telephone Number

Fax Number (if available)	Fax Number (if available)

E-Mail (if available)	E-Mail (if available)

(Signature)	(Signature of Additional Purchaser)

ACCEPTED this ___ day of _________ 2010, on behalf of Pubco and Image Metrics.

By:
Name:
Title:

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
(Corporation, Partnership, LLC, Trust, Etc.)

Name of Entity (Please Print)

Date of Incorporation or Organization:

State of Principal Office:

Federal Taxpayer Identification Number:

Office Address

City, State and Zip Code

Telephone Number

Fax Number (if available)

E-Mail (if available)

By:
Name:
Title:

[seal]

Attest:
(If Entity is a Corporation)

Address

ACCEPTED this ____ day of __________ 2010, on behalf of Pubco and Image Metrics.

By:
Name:
Title:

INVESTOR QUESTIONNAIRE

Instructions: Check all boxes below which correctly describe you.

☐
You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase units consisting of one share of Series A Convertible Preferred Stock and a detachable warrant to purchase one-half share of common stock (the “Units”), is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Units is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Units is made solely by persons or entities that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐
You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Units and with total assets in excess of $5,000,000.

☐	You are a director or executive officer of Image Metrics Limited.

☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 at the time of your subscription for and purchase of the Units.

☐
You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐
You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose subscription for and purchase of the Units is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

The undersigned hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased Units of Pubco.

Name of Purchaser [please print]	Name of Co-Purchaser [please print]

Signature of Purchaser (Entities please	Signature of Co-Purchaser
provide signature of Purchaser’s duly
authorized signatory.)

Name of Signatory (Entities only)

Title of Signatory (Entities only)